Exhibit 99.2

Sky Financial Group’s Acquisition of Second Bancorp

Actual 2 These forward-looking statements are based inherently subject to significant In addition, these forward- may not be Additional factors that could All subsequent written Sky Financial and Second management and are with employees, may be greater than expected; (4) governmental or words of similar meaning. “estimates” (1) the businesses of Sky Financial Group, Inc. and Second Bancorp Inc. Sky Financial’s and Second Bancorp’s plans, objectives, expectations and intentions and other “seeks,” “believes,” “plans,” Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Sky Financial Group, Inc. and Second Bancorp Inc., including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) “intends,” upon the current beliefs and expectations of Sky Financial’s and Second Bancorp’s business, economic and competitive uncertainties and contingencies, many of which are beyond our control. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. results may differ materially from the anticipated results discussed in these forward-looking statements. expressed in the forward-looking statements: combined successfully, or such combination may take longer to accomplish than expected; (2) the anticipated cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Second Bancorp Inc. may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted or may disproportionately impact our activities in certain market areas; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Sky Financial’s and Second Bancorp’s markets; (10) the risk of an economic slowdown that would adversely affect credit quality and loan originations; (11) facts or circumstances may arise with respect to Second Bancorp Inc. that were not disclosed or made available to Sky Financial. cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sky Financial’s and Second Bancorp’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov). and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sky Financial or Second Bancorp or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Bancorp date the forward-looking statements are made.

Sky Financial Group, 3 are urged to read the Copies of the joint proxy ). gov . sec . will file with the SEC a registration statement, a joint proxy statement/prospectus and other relevant Stockholders of Second Bancorp Inc. (http://www and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the merger. Information about the directors and executive officers of common stock is set forth in the proxy statement, dated March 7, Additional Information and their ownership of Second Bancorp Inc. The proposed transaction will be submitted to Second Bancorp Inc.’s stockholders for their consideration. Inc. and Second Bancorp Inc. documents concerning the proposed transaction with the SEC. registration statement and the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Sky Financial Group, Inc. and Second Bancorp Inc., at the SEC’s Internet site statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can be obtained, without charge, by directing a request to Sky Financial Group, Shareholder Relations, 10 East Main Street, Salineville, OH 43945 (800-576-5007) or to Second Bancorp Inc., Investor Relations, 108 Main Avenue S.W., P.O. Box 1311, Warren, OH 44481 (330-841-0123). Second Bancorp Inc. from the stockholders of Second Bancorp Inc. Second Bancorp Inc. 2003, for Second Bancorp Inc.’s 2003 annual meeting of stockholders, as filed with the SEC on a Schedule 14A.

• 4 • Pricing Impact and Outline Rationale Terms Financial Strategic Transaction Forma Appendix Pro Summary • • • •

5 GAAP and cash Strategic Rationale Strong fit with Sky’s regional financial services accretive in 2004 model Satisfies Sky’s investment criteria – Low risk integration of a franchise well-known to Sky The Second Bancorp acquisition is very consistent with previous acquisitions that Sky has successfully executed. Franchise Enhancing – Attractive Financial Results – Excellent Opportunity – • • •

6 Strategic Rationale Cleveland, Youngstown & Akron/Canton Stouffer-Herzog Insurance SB wealth management model complements Sky’s Second Bancorp operates a similar community banking model to Sky Builds market share in existing markets – Improves opportunity for fee income via delivery of insurance, trust, investment brokerage and mortgage – – Franchise Enhancing • • •

7 Strategic Rationale (1) (1) in the second quarter. Immediately accretive to both GAAP and cash earnings 0.5% and 0.8% accretion to GAAP EPS in 2004 and 2005, respectively 1.3% and 2.0% accretion to cash EPS in 2004 and 2005, respectively

Transaction IRR in excess of 19% 2004 results adjusted to reflect expected transaction closing Attractive Financial Results • • • • (1)

• 8 • in with validated included successful fit speed model will been been a will have with business Rationale have acquirer strategies cultures savings growth priorities service successful Opportunity cost diligence enhancements results experienced and Sky’s due Bancorp’s sales to an record strategic Strategic franchise forma is transition Conservative through No pro Sky track Second Sky’s Similar • Excellent • • • •

MARKET SHARE 12.9% 12.7 12.1 9.8 6.7 5.4 5.3 3.8 3.8 3.5 3.2 0.6 9 BRANCHES 361 217 325 257 329 172 59 128 207 151 174 33 Strategic Platform in Ohio DEPOSITS $25,431 24,963 23,697 19,329 13,179 10,610 10,311 7,492 7,454 6,890 6,281 1,173 INSTITUTION Fifth Third KeyCorp National City Bank One U.S. Bancorp Huntington Provident Financial Charter One Sky/Second FirstMerit Sky Financial Group Second Bancorp SNL Financial. ($            in millions) RANK 1 2 3 4 5 6 7 8 – 9 10 20 Source: Franchise Enhancing Legend Second Bancorp Inc. Sky Financial Group

10 Franchise Enhancing Second National Offices

• 11 • by share 2.0% and share Trumbull to and in market location assets market counties west-side Cleveland – 1.6% offices in combined in position from office upgrade 33 billion in Mahoning presence Expands Akron/Canton opportunities Adds $2 Increases 11.2% & Enhances increase Provides facilities • Enhancing • • • • • Offices • Franchise Offices • Sky Bancorp Existing Second

12 Rank 1 1 2 3 6 10 15 12 New Market Share 29.2% 22.9% 20.0% 12.8% 5.7% 2.8% 1.4% 1.2% Rank 6 4 2 12 6 12 17 12 Current 5.6% 2.3% 5.4% 1.3% 1.0% 1.1% Market Share 11.6% 18.4% Building Market Share SNL Financial. Changes by County County Trumbull Ashtabula Mahoning Portage Stark Summit Medina Cuyahoga Source:

13 (1) (2) Transaction Summary $33.05 / Share $321 million 1.26x 100% Common Stock 11.9 million Tax-Free Exchange of Stock Completed Second Quarter 2004 Implied Transaction Price: Aggregate Transaction Value: Fixed Exchange Ratio: Consideration Mix: SKYF Shares Issued: Transaction Structure: Due Diligence: Anticipated Closing: Based on SKYF’s closing price of $26.23 as of January 8, 2004. Based on 9.471 million SECD shares outstanding, plus in-the-money value of SECD options. (1) (2)

14 $33.05 19.5% 16.4x 15.4x 19.8x 2.30x 2.71x 19.4% (5) (1) (4) Deal Pricing (2) (3) (3) (5) Based on SKYF’s closing price of $26.23 as of January 8, 2004. Based on SECD’s closing price of $27.66 as of January 8, 2004. Based on I/B/E/S median EPS estimates. Based on SKYF’s adjusted 2004 EPS for SECD. Based on stated book value and intangible assets as of September 30, 2003. Purchase Price Per Share: Premium to Market: Price / 2003E EPS: Price / 2004E EPS: Price / 2004E Adj. EPS: Price / Book Value: Price / Tangible Book Value: Core Deposit Premium: (1) (2) (3) (4) (5)

15 2005 $194.5 17.5 10.9 (1.6) $221.3 Projected for: 2004 $178.4 8.0 4.4 (0.1) $190.7 (5) (3) (4) (1) (2) I/B/E/S median 2004 earnings estimates and 9% long-term growth rate. Includes purchase accounting and core deposit intangible adjustments. Pro Forma Earnings Impact ($            in millions) Earnings Projections Sky Financial Earnings SECD Projected Earnings Anticipated Cost Savings Purchase Accounting Adjustments Pro Forma Net Income SECD projected 2004 earnings and transaction adjustments reflect expected transaction closing in late second quarter 2004. Numbers are presented on an after-tax basis. SECD earnings grown at 9%. Assumes cost savings equal to 30% of SECD’s core non-interest expense base. (1) (2) (3) (4) (5)

16 2005 $2.09 2.11 $0.02 0.8% $2.15 2.19 $0.04 2.0% Projected for: 2004 $1.92 1.93 $0.01 0.5% $1.97 2.00 $0.02 1.3% (2) (1) GAAP Accretion to Sky Financial ($) GAAP Accretion to Sky Financial (%) Cash Accretion to Sky Financial ($) Cash Accretion to Sky Financial (%) 2004 adjusted to reflect expected transaction closing in late second quarter 2004. I/B/E/S median 2004 earnings estimates and 9% long-term growth rate. Accretive to GAAP & Cash Earnings Earnings Per Share Projections Current SKYF GAAP EPS Estimate Pro Forma GAAP EPS Estimate Current SKYF Cash EPS Estimate Pro Forma Cash EPS Estimate (1) (2)

17 Percent of SECD Expense 34.4% 24.8 30.0% Estimated Cost Savings First Full Year of Combined Operations $10.5 6.3 $16.8 5.9 $10.9 Conservative cost savings assumptions have been validated through due diligence ($            in millions) Cost Savings Salaries & Benefits Other Operating Expense Total Pre-Tax Cost Savings Tax Effect (35%) Total After-Tax Cost Savings

18 $1.5 4.8 11.3 1.2 $18.7 5.8 $12.9 (1) Total Pre-Tax Merger Charges Total After-Tax Merger Charges Excludes cash buy-out of employee stock options of approximately $8 million pre-tax. Estimated Merger Charges Sky Financial estimates pre-tax merger charges of approximately $18.7 million ($            in millions) Merger Charges Transaction Conversion / Integration Employee-Related Other Items Tax Effect (1)

19 (2) Pro Forma $14,932 10,542 9,971 3,677 1,108 2,678 294 SECD 9/30/03 $2,075 1,302 1,165 756 136 262 33 (1) 9/30/03 9,240 8,806 2,920 972 2,416 261 SKYF $12,858 (3) Pro forma for acquisition of GLB Bancorp. Excludes purchase accounting adjustments. As of January 8, 2004. Summary Financial Impact ($            in millions) Assets Gross Loans Deposits Borrowings Equity Market Cap. Branches (1) (2) (3)

• 20 • strategies of by footprint strategy banks earnings Sky’s sales solid and proven contiguous –enhancement within growth or results • Summary Sky’s • franchise presence Bancorp model with in-market integration financial Second Sky’s risk accretion Continues increasing fit Consistent acquiring Low Attractive • • • •

21 $70,433 602,893 18,372 $753 20,117 97,308 725,574 30,534 17,562 At September 30, 2003 $673,326 $1,301,618 $1,283,246 $2,074,750 $1,165,281 $1,938,951 $135,799 $2,074,750 2002 $122,271 523,669 $645,940 $1,167,791 17,595 $1,150,196 $1,371 20,422 76,846 $1,894,775 $1,195,112 515,503 30,495 17,331 $1,758,441 $136,334

$1,894,775 At December 31, 2001 $64,853 417,496 $482,349 $1,121,892 16,695 $1,105,197 $1,399 17,856 73,555 $1,680,356 $1,123,131 388,284 30,442 10,200 $1,552,057 $128,299 $1,680,356 –$35,272 382,426 15,217 $902 1,601 71,217 384,791 8,167 2000 $417,698 $1,070,089 $1,054,872 $1,546,290 $1,036,135 $1,429,093 $117,197 $1,546,290 SNL Financial and Second Bancorp. SECD Historical Balance Sheet ($            in thousands) Assets Cash & Equivalents Securities Total Cash & Securities Gross Loans Loan Loss Reserves Total Net Loans Real Estate Owned Total Intangibles Other Assets Total Assets Liabilities Deposits Borrowings Trust Preferred Other Liabilities Total Liabilities Equity Total Liabilities & Equity Source:

22 – 9/30/2003 $25,229 11,412 $13,817 $1,096 $1,549 631 3,566 3,920 (2,609) $7,057 $7,881 113 5,082 $13,076 $6,702 1,795 $4,907 –For Quarter Ended, 9/30/2002 $26,834 12,880 $13,954 $1,573 $1,505 596 832 2,421 1,807 $7,161 $7,613 110 4,118 $11,841 $7,701 2,165 $5,536 50,812 $56,460 $6,159 $5,823 2,715 592 11,136 (20) 3,179 $23,425 $30,825 475 18,196 $49,496 $24,230 6,230 $18,000 2002 $107,272 62,367 $50,190 $4,718 $5,302 2,870 642 5,814 19 4,881 $19,528 $25,807 377 15,755 $41,939 $23,061 5,880 $17,181 For Year Ended December 31, 2001 $112,557 66,921 $49,377 $7,129 $4,406 3,898 (2,399) (2,001) (335) 4,706 $8,275 $25,008 555 18,650 $44,213 $6,310 176 $6,134 2000 $116,298 SNL Financial and Second Bancorp. SECD Historical Income Statement ($            in thousands) Total Interest Income Total Interest Expense Net Interest Income Loan Loss Provision Service Charges Trust Fees Net Security Gains Gain on Sale of Loans Trading Gains Other Operating Income Total Non-Interest Income Salaries & Occupancy Amortization of Intangibles Other Operating Expenses Total Non-Interest Expense Income Before Income Taxes Provision for Income Taxes Net Income Source:

23 9/30/2003 0.98% 14.6 60.7 3.06 1.01% 139.2 1.41 0.24 111.7% 5.63% 10.40 For Quarter Ended, 9/30/2002 1.25% 16.2 54.2 3.49 1.13% 134.0 1.51 0.34 97.7% 6.62% 10.70 2002 1.03% 13.4 59.8 3.56 1.16% 130.3 1.51 0.47 97.7% 6.18% 10.90 For Year Ended December 31, 2001 1.07% 13.7 57.7 3.49 0.47% 317.3 1.49 0.47 99.9% 6.64% 11.40 2000 0.39% 5.4 73.0 3.46 0.44% 320.9 1.42 0.28 103.3% 7.48% 10.30 SNL Financial and Second Bancorp. SECD Financial Performance Data ($            in thousands) ROAA ROAE Cash Efficiency Ratio Net Interest Margin NPLs / Loans Reserves / NPLs Reserves / Loans NCOs / Average Loans Loans / Deposits Tangible Equity / Tangible Assets Tier I Capital Ratio Source:

24 % of Total 26.6% 31.3 31.0 11.1 100.0% Pro Forma Balance $2,804 3,298 3,269 1,171 $10,542 % of Total 47.8% 27.4 10.2 14.7 100.0% Second Bancorp Balance $622 357 132 191 $1,302 (1)        % of Total 23.6% 31.8 34.0 10.6 100.0% Pro Forma Loan Portfolio Sky Financial Balance $2,182 2,941 3,137 980 $9,240 Pro forma for acquisition of GLB Bancorp. ($            in millions) Residential Real Estate Non-Residential Real Estate Commercial and Industrial Consumer and Other Total (1)

25 % of Total 13.5% 38.3 5.5 30.1 12.5 100.0% Pro Forma 3,823 548 3,004 1,251 Balance $1,345 $9,971 % of Total 14.2% 30.1 14.1 32.8 8.9 100.0% Second Bancorp Balance $165 350 164 382 104 $1,165 (1)        % of Total 13.4% 39.4 4.4 29.8 13.0 100.0% Sky Financial Balance $1,180 3,473 384 2,622 1,147 $8,806 Pro forma for acquisition of

GLB Bancorp. Pro Forma Deposit Composition ($            in millions) Demand Deposits MMDA & Savings NOW & Other Time Deposits < $100,000 Time Deposits => $100,000 Total (1)

Sky Financial Group’s Acquisition of Second Bancorp